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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 31, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                            JDS Uniphase Corporation
                           --------------------------
             (Exact name of Registrant as specified in its charter)

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
          Delaware                      0-22874                  94-2579683
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                file number)          identification no.)


                210 Baypointe Parkway San Jose, California 95134
                ------------------------------------------------
           (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code             (408) 434-1800
                                                              ----------------

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Item 7. Financial Statements and Exhibits.

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
Exhibit 99.1.  Written communication comprised of slides to be shown during a stockholder update on January 31, 2001 furnished pursuant to
               Item 9 of this Form 8-K.
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Item 9. Regulation FD Disclosure.

     On January 31, 2001, officers of JDS Uniphase Corporation, a Delaware corporation (the "Registrant"), delivered a stockholder update that includes written communication comprised of slides which are furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        JDS UNIPHASE CORPORATION


                                        By: /s/ Michael C. Phillips
                                           -------------------------------------
                                           Michael C. Phillips
                                           Senior Vice President, Business
                                           Development, General Counsel

Date: January 31, 2001
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                                 EXHIBIT INDEX

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
Exhibit
Number         Description
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
Exhibit 99.1.  Written communication comprised of slides to be shown during a stockholder update on January 31, 2001 furnished pursuant to Item
               9 of this Form 8-K.